UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 22, 2003
(July 22, 2003)

STORAGE TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-7534	84-0593263
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StorageTek Drive, Louisville, Colorado 80028-4309
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (303) 673-5151

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7(c)     Exhibits.

99.1	Press Release, dated July 22, 2003 relating to Storage Technology Corporation’s (“StorageTek”) results of operations for the fiscal quarter ended June 27, 2003.

99.2	Script of prepared remarks of StorageTek’s Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for StorageTek’s July 22, 2003 Second Quarter 2003 Financial Results Conference Call.

99.3	Script of prepared remarks of StorageTek’s Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for StorageTek’s July 22, 2003 Second Quarter 2003 Financial Results Conference Call.

Certain statements, projections and forecasts contained herein regarding StorageTek’s future performance and financial results, future products, and business plans constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” and “believes.” There are a number of risks and uncertainties that could cause StorageTek’s actual results to differ materially.

Some of these risks and uncertainties include, but are not limited to, StorageTek’s ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on our gross margins; our ability to continue to increase productivity; continued acceptance of our Information Lifecycle Management strategy; competitive pricing pressures; rapid technological changes in the markets in which we compete; our ability to attract and retain highly skilled employees; our ability to protect and develop intellectual property rights; our reliance on certain sole source suppliers; potential delivery delays from sub-contractors and increased lead time in ordering parts and components; general economic conditions in the United States and globally; and other risks described in StorageTek’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC’s website.

Item 9      Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On July 22, 2003, StorageTek announced its results of operations for the fiscal quarter ended June 27, 2003 in a Press Release, dated July 22, 2003, a copy of which is attached hereto as Exhibit 99.1.

On July 22, 2003, StorageTek conducted its Second Quarter 2003 Financial Results Conference Call (the “Conference Call”) for the fiscal quarter ended June 27, 2003. A copy of the script of the prepared remarks of StorageTek’s Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Conference Call is attached hereto as Exhibit 99.2. A copy of the script of the prepared remarks of StorageTek’s Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Conference Call is attached hereto as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003	Storage Technology Corporation By: /s/ Thomas G. Arnold, —————————————— Vice President, Corporate Controller

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